AS FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION
                                  ON 01/27/2006

                                    FILE NOS:
                             811-21405 & 333-107192

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]
Pre-Effective Amendment No.                                                [   ]
Post-Effective Amendment No.                                               [ 2 ]
and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                         [ X ]
Amendment No.                                                              [ 5 ]

                        (Check appropriate box or boxes.)

                           TRENDSTAR INVESTMENT TRUST
                         -------------------------------
               (Exact name of Registrant as Specified in Charter)

                          7300 College Blvd. Suite 308
                             Overland Park, KS 66210
                              ---------------------
                     (Address of Principal Executive Office)

                                  913-661-2900
                               ------------------
              (Registrant's Telephone Number, including Area Code)

                            MR. DAVID D. JONES, ESQ.
                           DAVID JONES & ASSOC., P.C.
                            395 Sawdust Road, # 2148
                             The Woodlands, TX 77380
                       ----------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):

[x] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares that it is registering an indefinite number or amount of its securities by this Registration Statement. Registrant filed its report pursuant to Rule 24f-2 on January 10, 2006.

                                                                      PROSPECTUS
                                                          Dated January 27, 2006


The TrendStar Small-Cap Fund
The TrendStar American Endeavor Fund






The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.






TrendStar Investment Trust
7300 College Blvd. Suite 308
Overland Park, KS 66210
1-888-747-4872

                                TABLE OF CONTENTS

ABOUT OUR FUNDS                                                          --
---------------------------------------------------------------------------
Investment Objectives .................................................  --
Principal Investment Strategies .......................................  --
Principal Investment Risks.............................................  --
Past Performance History...............................................  --
Costs of Investing in the Funds........................................  --
Expense Example........................................................  --
Additional Investment Information About the TrendStar Small-Cap Fund ..  --

WHO MANAGES OUR FUNDS                                                    --
---------------------------------------------------------------------------
The Investment Advisor.................................................  --
The Fund Managers......................................................  --

HOW TO BUY AND SELL SHARES                                               --
---------------------------------------------------------------------------
How Shares Are Priced Each Day.........................................  --
How To Invest in the Funds.............................................  --
How To Sell (Redeem) Your Shares.......................................  --

ADDITIONAL INFORMATION                                                   --
---------------------------------------------------------------------------
Dividends and Distributions............................................  --
Frequent Purchasing and Redeeming of Fund Shares.......................  --
Tax Considerations.....................................................  --
General Information....................................................  --

FINANCIAL HIGHLIGHTS                                                     --
---------------------------------------------------------------------------
PRIVACY POLICY                                                           --
---------------------------------------------------------------------------
FOR MORE INFORMATION                                                     --
---------------------------------------------------------------------------

ABOUT OUR FUNDS

Investment Objectives

The TrendStar Small-Cap Fund and American Endeavor Fund each seek to achieve long term growth of capital. Income is a secondary consideration for each Fund.

Principal Investment Strategies And Policies

The TrendStar Small Cap-Fund

This Fund normally invests at least 80% of its assets in common stocks of domestic small capitalization companies. Small capitalization companies are defined as firms whose market capitalizations fall within or below the market capitalization ranges of companies included in the S&P Small Cap 600 Index or the Russell 2000 Index within the previous three years of purchase. As of December 31, 2005, the S&P Small Cap 600 Index included companies with market capitalizations ranging from $46 million to $3,700 million, and the Russell 2000 Index included companies with market capitalizations ranging from $26 million to $4,382 million. You should be aware that the market capitalization ranges for these indices are not fixed and may change from time to time.

To choose securities in which the TrendStar Small-Cap Fund invests the Funds' management team researches and identifies long-term industry, demographic, technological and other trends that it believes are likely to generate superior company growth prospects. The team then identifies a universe of companies that it expects to benefit most from the identified long-term trends. The companies within this universe are analyzed using a "bottom-up" fundamental approach that emphasizes company and industry profit margin structure, management effectiveness and overall industry competitiveness. The management team makes its final selections by utilizing a valuation methodology that estimates individual stock value by considering a wide variety of factors, including but not limited to company profitability, rate of company growth and balance sheet quality.

The TrendStar American Endeavor Fund

This Fund normally invests at least 80% of its assets in common stocks of U.S. companies without regard to market capitalizations.


The TrendStar American Endeavor Fund is designed to give investors the ability to gain exposure to international economic growth opportunities without being directly exposed to international stocks and stock markets and to direct currency risk. The Fund provides international growth exposure by normally investing at least 80% of its assets in common stocks of domestic companies that generate at least one-third (1/3rd) of their annual sales or net income from operations conducted outside the United States.



To choose securities in which the Fund will invest, the management team employs the same stock selection process as described above for the TrendStar Small-Cap Fund, with the additional requirement that selected companies satisfy the 1/3rd international sales or net income element. The requirement of a significant international operations exposure will generally lead the management team to purchase companies with larger market capitalizations (in excess of $3 billion). However, the Fund may purchase companies of any size without regard to market capitalization, so long as that company survives the team's rigorous investment analysis.

Both Funds generally invest for the long term and will, under most conditions, stay at least 80% invested in common stocks. However, under abnormal market or economic conditions, the management team may adopt a temporary defensive investment position in the market with respect to one or more Funds. When such a position is assumed, cash reserves may be a significant percentage (up to 100%) of the affected Fund's total net assets, and during times when a Fund holds a significant portion of its net assets in cash, the Fund will not be investing according to its investment objectives and the its performance may be negatively affected as a result. A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds' statement of additional information ("SAI"), dated January 28, 2006.

Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds seek to invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price. Value funds invest in companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects, such as low p/e (price-to-earnings) and p/s (price-to-sales) ratios. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. The TrendStar Funds seek to invest in both "growth" and "value" companies without favoring either investment approach.

Principal Investment Risks

Risks in General (Both Funds)

You could lose money investing in the Funds. When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the applicable Fund(s). Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which the Funds invest on a day-to-day basis. Further, the management team may not accurately predict the direction of the market as a whole and/or may select stocks that under perform the market or their peers. As a result, their investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in any Fund.

Risks of Investing in Common Stocks (Both Funds)

The Funds invest primarily in common stocks, which subjects each Fund and its shareholders to the risks associated with common stock investing. Those risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.


Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price might decline as a result of poor decisions made by management or lower demand for the company's products or services, or for no readily apparent reason at all. In addition, a company's share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of a Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of a Fund's investments may decrease more than the stock markets in general.


Large-Size Company Risks (American Endeavor Fund Only)

Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks (American Endeavor Fund Only)

Investing in medium-sized companies may involve greater risk than investing in larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile. Medium-sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a medium-sized company's stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Smaller Company Risk (Both Funds)

Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company's stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

International Risks (American Endeavor Fund Only)

International investing poses additional risks such as currency fluctuation and political instability. Although the TrendStar American Endeavor Fund invests only in U.S. companies with international operations, which avoids the risk of direct foreign investment, the companies in which this Fund invests directly experience these risks in their day-to-day business operations.

Past Performance History

The Bar Chart and Table set out below help show the returns and risks of investing in each Fund. They show changes in each Fund's yearly performance over the lifetime of that Fund and compare that performance to an appropriate index during corresponding periods. You should be aware that a Fund's past performance is no guarantee or indication that the Fund will perform similarly in the future.

Year-by-Year Annual Total Returns for The TrendStar Small-Cap Fund (for calendar years ending on December 31(1))

     40%
     35%
     30%
     20%
     15%    16.32%
     10%
     5%                   5.25%
     0%
-----------------------------------------------------
    -5%
    -10%
    -15%
          -------------------------------------------
             2004          2005

 ------------------------------------------------
      Best Quarter           Worst Quarter
 ------------------------------------------------
     4th Qtr, 2004         3rd Quarter, 2004

         13.44%                 -5.16%
 ------------------------------------------------

Average Annual Total Returns for the TrendStar Small-Cap Fund (for periods ending on December 31, 2005(1))

                                                                   ------------------------------------
                                                                                          Since
Portfolio Returns                                                      One Year        Inception(1)
                                                                   ------------------------------------

Before-Tax Return                                                        5.25%            10.87%
                                                                   ------------------------------------

After-Tax Return on Distributions(2)                                     4.49%            10.40%
                                                                   ------------------------------------

After-Tax Return on Distributions and Sale of Portfolio Shares(2)        3.36%            9.09%
                                                                   ------------------------------------

Russell 2000 Growth Index(3)
(reflects no deduction for fees, expenses or taxes)                      4.15%            10.22%
                                                                   ------------------------------------

Russell 2000 Index(3)
(reflects no deduction for fees, expenses or taxes)                      4.55%            13.12%
                                                                   ------------------------------------

1. Shares of the TrendStar Small-Cap Fund commenced investment operations on October 31, 2003.

2. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3. The Indices are unmanaged benchmarks and assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 and Russell 2000 Growth Indices are both widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund's portfolios.

--------------------------------------------------------------------------------

Year-by-year Annual Total Returns for The TrendStar American Endeavor Fund (for calendar years ending on December 31(1))

     7%
     6%
     5%
     4%                  3.85%
     3%
     2%
     1%     1.69%
     0%
--------------------------------------------------


          ----------------------------------------
             2004         2005


--------------------------------------------------------
       Best Quarter               Worst Quarter
--------------------------------------------------------
    4th Quarter, 2004           3rd Quarter, 2004

          8.51%                      -8.80%
--------------------------------------------------------

Average Annual Total Returns for the TrendStar American Endeavor Fund (for periods ending on December 31, 2005(1))

                                                                   ------------------------------------
                                                                                          Since
Portfolio Returns                                                      One Year        Inception(1)
                                                                   ------------------------------------

Before-Tax Return                                                        3.85%            4.87%
                                                                   ------------------------------------

After-Tax Return on Distributions(2)                                     3.05%            4.63%
                                                                   ------------------------------------

After-Tax Return on Distributions and Sale of Portfolio Shares(2)        2.43%            4.08%
                                                                   ------------------------------------

S&P 500 Barra Growth Index(3)
(reflects no deduction for fees, expenses or taxes)                      3.98%            7.15%
                                                                   ------------------------------------

S&P 500 Index(3)
(reflects no deduction for fees, expenses or taxes)                      4.92%            10.22%
                                                                   ------------------------------------

1. Shares of the TrendStar American Endeavor Fund commenced investment operations on October 31, 2003.

2. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3. The Indices are unmanaged benchmarks and assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Barra Growth and S&P 500 Indices are both widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund's portfolios.

Costs Of Investing In The Funds

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Funds.

                                                              -------------------------------------------
Shareholder Fees:                                                                        American
(fees paid directly from your investment)                           Small-Cap            Endeavor
---------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases                      None                 None
---------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)                                  None                 None
---------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends And other Distributions                                     None                 None
---------------------------------------------------------------------------------------------------------

Redemption Fees(1)                                                    2.00%               2.00%
---------------------------------------------------------------------------------------------------------

Exchange Fees                                                         None                 None
---------------------------------------------------------------------------------------------------------

                                                              -------------------------------------------
Annual Fund Operating Expenses:                                                          American
(expenses that are deducted from Fund assets)                       Small-Cap            Endeavor
---------------------------------------------------------------------------------------------------------

Management Fees(2)                                                    0.70%               0.70%
---------------------------------------------------------------------------------------------------------

Distribution & Servicing (12b-1) Fees(3)                              0.00%               0.00%
---------------------------------------------------------------------------------------------------------

Other Expenses(2)                                                     0.70%               0.70%
---------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses(2)                               1.40%               1.40%
=========================================================================================================

1. Effective January 28, 2005, each Fund will charge a 2% redemption fee on all shares redeemed within five (5) days of purchase, subject to certain limited exceptions. See the Section of this Prospectus entitled "Frequent Purchases and Redemptions of Fund Shares" for a detailed explanation of the redemption fee. Also, the Custodian may charge a fee (currently from $14 to $16) on amounts redeemed and sent to you by wire transfer.

2. Effective August 1, 2005, the Trust entered into an additional agreement with the Fund's investment adviser, TrendStar Advisors, LLC, pursuant to which the Adviser became responsible for providing, or arranging to provide, essentially all necessary services to the Funds. Investment advisory and portfolio management services to the Funds continue to be provided by the Adviser under the existing investment advisory agreement, and administrative and regulatory functions to the Funds are provided under an administrative services agreement. The maximum fee payable to the Adviser under the investment advisory agreement is equal to an annual rate of 0.70% of average daily net Fund assets under management. The maximum fee payable to the Adviser under the administrative services agreement is equal to an annual rate of 0.70% of average daily net Trust assets under management. Each agreement provides that fees payable to the Adviser decline as assets increase. The fees stated in the table above for each Fund represent the effect of maximum charges payable by the Funds under the revised contractual arrangements.

3. Although the Trust's Board of Trustees has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Fund, the Plans have not been implemented and the Trust has no present intention of implementing the Plans. If the Board decides otherwise, you will be informed at least thirty days prior to its implementation. If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.



EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in these Funds versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the applicable Fund's net operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Shareholder Transaction Expenses

                                  1 Year      3 Years      5 Years     10 Years
                                  ------      -------      -------     --------
  Small-Cap Fund                    $143         $443         $766       $1,680
--------------------------------------------------------------------------------
  American Endeavor Fund            $143         $443         $766       $1,680
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be the same.

ADDITIONAL INFORMATION ABOUT THE TRENDSTAR SMALL-CAP FUND

The TrendStar Small-Cap Fund will likely be closed to new investors once the Fund obtains approximately $400 million in assets. Capping the Fund at this maximum asset level is an important element in the overall investment strategy for the Fund.


There are very real limits on how large a small-cap stock fund can grow before a change in strategy is forced upon the fund managers simply because the fund has grown too large to effectively maintain its small-cap mandate. As a fund grows in assets, additional shares of the fund's existing portfolio holdings must be purchased to maintain desired exposure percentages. At some point, the number of shares of stock a fund must purchase in a particular company may grow to represent a significant percentage of that company's total outstanding shares. Also the fund's increased trading in a particular stock may become a significant percentage of the average daily trading volume of that stock. In order to avoid those consequences, at a certain point in the fund's growth, the managers may have to change their investment strategies by, as an example:

o Increasing the number of different stocks within the fund. This may have the effect of diluting the best investment choices of the fund's managers and reducing the overall return of the fund;

o Purchasing stocks based more on their trading liquidity than on their long-term appreciation potential. This may limit the size of investment opportunities for the fund, and again may result in a reduction in the fund's overall return;

o Purchasing stocks of larger capitalization companies. This would cause the fund to deviate, perhaps significantly, from its primary investment mandate; and

o Purchasing additional shares of existing holdings that exhibit one or more of the traits described above. This would raise the relative exposure of the fund to a single stock and increase the fund's risk profile.

The Fund's management team is committed to avoiding the situations described above. Therefore, the Fund will be closed to new shareholders at a level that will allow the managers to maintain the Fund's investment strategy without hindrance. Closing the Fund to new shareholders has the additional benefit of preventing new shareholders from increasing Fund assets to the detriment of shareholders who purchased the Fund early on with the expectation of fully realizing the maximum possible return on the Fund.

WHO MANAGES OUR FUNDS

The Investment Advisor

TrendStar Advisors, LLC (the "Advisor"), 7300 College Blvd., Suite 308, Overland Park, KS 66210, serves as Investment Advisor to each Fund under a written agreement with TrendStar Investment Trust (the "Trust"). The Advisor is a Delaware limited liability company doing business and registered with the Securities and Exchange Commission ("SEC") as an investment advisor.

The Advisor is responsible for the overall investment operations of each Fund; it provides investment advisory services to each Fund and is primarily responsible to the Board for the conduct of each Fund's investment activities. The Advisor prepares quarterly reports to the Board concerning the investment activities of each Fund (or more frequently if the Board requires). The Advisor is responsible for ensuring that each Fund is managed in accordance with its investment objectives and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.


Effective August 1, 2005, for its investment advisory services to each Fund, the Advisor receives a fee from each Fund, calculated daily and paid monthly, based on the average daily net assets of each Fund. The fees payable to the Adviser under the investment advisory agreement are as set forth in the table below:


--------------------------------------------------------------------------------------------------

                Fund                 Annual Fee Rate, as percentage of average daily net assets
--------------------------------------------------------------------------------------------------

TrendStar Small-Cap Fund             On Assets From $0 to $100 million-         0.70%
                                     On Assets Greater than $100 million-       0.60%
--------------------------------------------------------------------------------------------------

TrendStar American Endeavor Fund     On Assets From $0 to $100 million-         0.70%
                                     On Assets Greater than $100 million-       0.60%
--------------------------------------------------------------------------------------------------

Prior to August 1, 2005, the Advisor received an annualized investment advisory fee of 0.90% of the average daily net assets of each Fund.

Also effective August 1, 2005, the Trust entered into an Administrative Services Agreement with the Advisor, which made the Advisor responsible for providing, or arranging to provide, essentially all necessary services to the Funds. The only Fund or Trust expenses not covered under the agreement are chief compliance officer services, brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses. The fees payable to the Advisor under the administrative services agreement are as set forth in the table below.


    ----------------------------------------------------------------------------
         Total Trust Assets                                Annual Fee Rate
    ----------------------------------------------------------------------------
         From $0 to $300 million                                0.70%
    ----------------------------------------------------------------------------
         Greater than $300 million to $500 million              0.65%
    ----------------------------------------------------------------------------
         Greater than $500 million                              0.60%
    ----------------------------------------------------------------------------

The Advisor may waive receipt of some or all of its fees from time to time, at its discretion, in order to help control Fund expenses. Any such waivers are entirely voluntary and may be halted at any time.

A discussion of the factors considered by the Board relating to their renewal of the investment advisory agreement between the Trust and the Advisor may be found in the Fund's annual report to shareholders, dated September 30, 2005.

The Fund Managers

Mr. Thomas W. Laming founded the Advisor in August, 2003 and serves as its President and Chief Investment Officer. Mr. Laming is primarily responsible for the day-to-day activities of the Advisor and is the lead Portfolio Manager to each Fund. Prior to founding the Advisor, Mr. Laming served as Senior Vice President and Portfolio Manager with Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, joining that firm in January 1993. While at Kornitzer, Mr. Laming served as Chief Equity Strategist for the Buffalo Mutual Funds and was Co-Lead manager for all of the equity mutual funds at Buffalo, including the Buffalo Small Cap, Mid Cap, Large Cap, USA Global and Science & Technology funds. Previously, Mr. Laming served as a Senior Engineer at Martin Marietta in Denver, and served as a Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW's Space Park Facility in Redondo Beach. While an engineer, Mr. Laming's work dealt primarily with spacecraft design. Mr. Laming also worked as a technology analyst with Waddell & Reed in Overland Park, Kansas. Mr. Laming is a Senior Member of the American Institute of Aeronautics and Astronautics and holds an MBA from Indiana University, a Master of Science in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a Bachelor of Science, with highest distinction, in Physics from the University of Kansas.

Mr. James R. McBride is Vice President of the Advisor and the Co-Portfolio Manager for each Fund. Mr. McBride works closely with Mr. Laming to provide day-to-day investment management for the Funds. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to join the Advisor in August, 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett Packard and subsidiary companies of Hewlett Packard from 1989 through 2000. Mr. McBride earned a B.S. degree, with honors, in Mechanical Engineering from Wichita State University in 1983 and an M.B.A. in finance from Indiana University in 1989. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers in 1986.

HOW TO BUY AND SELL SHARES

How Shares are Priced Each Day

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based upon the applicable Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value =          Total Net Assets - Liabilities
                           --------------------------------
                           Number of Shares Outstanding


The NAV is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's transfer agent, Unified Fund Services, Inc. (the "Transfer Agent"). Your order must be placed with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day's NAV. Each Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Advisor, subject to the review and oversight of the Funds' Board of Trustees. A Fund may use an independent pricing service to determine market value.


Fair Value Pricing

The Board of Directors has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Funds have adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Both Funds invest the vast majority of their assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate their NAV as of the time those exchanges close. Neither Fund typically invests in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which either Fund would ever hold a security that would need to be fair value priced. Examples of when it would be likely that a Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

How To Invest in the Funds

Each Fund offers only No-Load shares to the public. No-load Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund of your choice.

Your purchase of Fund shares is subject to the following minimum investment amounts:


                  MINIMUM
TYPE OF           INVESTMENT                SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
---------------------------------------------------------------------
REGULAR           $2,000                    $100
IRAs              $250                      $100
---------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN MEMBERS

                  MINIMUM
TYPE OF           INVESTMENT                SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
---------------------------------------------------------------------
REGULAR           $2,000                    $100 per month minimum
IRAs              $250                      $100 per month minimum
---------------------------------------------------------------------


All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, or third party checks will be accepted. A $30 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the affected Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Each Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

Opening and Adding To Your Account

You can invest in the Funds by mail, wire transfer, and through participating financial services professionals. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Funds, toll free, at 1-888-747-4872.

Purchases through Financial Services Organizations

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares By Mail

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to The TrendStar Funds, and mail the form and check to:

via U.S. mail to:

                           TrendStar Investment Trust
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110

or by overnight courier service to:

                           TrendStar Investment Trust
                         c/o Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                             Indianapolis, IN 46204


Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at your Fund's NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, take the following steps:

      1.    Call 1-888-747-4872 to inform us that a wire is being sent.

      2.    Obtain an account number from the Transfer Agent.

      3. Fill out, fax (317-266-8756), then mail the Account Application to the Transfer Agent.

      4.    Ask your bank to wire funds to the account of:

                            Huntington National Bank
                                 ABA # 044000024
                      For Credit TrendStar Investment Trust
                               Acct # 01892240352
                         FFC (Your Name, Your Account #)

Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Automatic Investment Plan

You may purchase shares of the Funds through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Funds may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Transfer Agent at 1-888-747-4872.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the Transfer Agent receives payment through the ACH. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Funds may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Funds do not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Funds will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Funds shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Funds and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Funds and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

Miscellaneous Purchase Information

Each Fund reserves the right to limit the amount of purchases and/or reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $18.00 fee against your account, in addition to any loss sustained by a Fund, for any payment check returned to the custodian for insufficient funds. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Fund(s) will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders received in such manner will be priced at the Funds' Net Asset Value ("NAV") next computed after they are received by an authorized broker or the broker's authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal Law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account with the Funds, we will ask for your name, date of birth and other information that will allow us to identify you. We may also ask for other identifying documents or information. If you fail to provide us with the requested information, we may be unable to open your account, or may have to close your recently opened account, or restrict activity in your account until the requested information is provided.

Distribution Fees

The Trust has adopted, but not yet implemented, a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for each Fund, pursuant to which each Fund would pay the Principal Underwriter a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of each Fund's average daily net assets. The Principal Underwriter may, in turn, pay such fees to third parties for eligible services provided by those parties to the Funds.

The Trust has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Funds would have available sufficient resources to pay third parties who provide eligible services to the Funds.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Redemption requests should be mailed via U.S. mail to:

                           TrendStar Investment Trust
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110

or by overnight courier service to:

                           TrendStar Investment Trust
                         c/o Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                             Indianapolis, IN 46204

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order". "Good Order" means that the request must include:

      1.    Your account number;

      2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

      3. The signatures of all account owners exactly as they are registered on the account;

      4.    Any required signature guarantees; and

      5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)   If you change the ownership on your account;

(ii) When you want the redemption proceeds sent to a different address than is registered on the account;

(iii) If the proceeds are to be made payable to someone other than the account's owner(s);

(iv)  Any redemption transmitted by federal wire transfer to your bank; and

(v) If a change of address request has been received by the Fund or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in "Good Order".

Signature guarantees are designed to protect both you and the Funds from fraud. You can obtain a signature guarantee stamp from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (888) 747-4872 if you have questions. At the discretion of the Fund or the Fund's transfer agent, prior to redemption, you may be required to furnish additional legal documents to insure proper authorization. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp.

By Telephone

You may redeem your shares in the Funds by calling the Transfer Agent at 1-888-747-4872 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Funds or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to affect redemptions by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently ranging from $14 to $16) for outgoing wires.

Redemption At The Option Of The Funds

If the value of the shares in your account falls to less than $2,000, the Fund(s) may notify you that, unless your account is increased to an amount exceeding those minimums, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring your account up to the appropriate minimum before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below the minimum requirement as the result of market action. The Funds reserve this right because of the expense to the Funds of maintaining very small accounts.

Exchange Feature

You may exchange your shares of a Fund for shares of any other Fund without incurring any sales charges or exchange fees (see "Frequent Purchases and Redemptions of Fund Shares") below for restrictions on this policy. An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund at each Fund's respective closing NAV next determined after a request for exchange has been received and is a taxable transaction. You may direct the Funds to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Fund(s) to which the exchange will take place, and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange or buy/sell transactions may be deemed by the Funds to be an abusive practice that is not in the best interests of current shareholders of the Fund(s). Such a pattern may, at the discretion of the Funds, be limited by the Fund's refusal to accept further purchase and/or exchange orders, after providing the investor with 30 days prior notice. The Trust will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Funds or its other shareholders. The Board of Trustees of the Funds reserves the right to suspend or terminate, or amend the terms of the exchange privilege upon 30 days written notice to shareholders.

Systematic Withdrawal Plan

Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Funds have the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account Application enclosed in this Prospectus, or are available by calling the Funds. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Trust at 1-888-747-4872 or by writing to the Transfer Agent.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Funds are derived from each Fund's net investment income. Net investment income will be distributed at least annually. Each Fund's net investment income is made up of dividends received from the stocks and other securities (if any) it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.


A Fund realizes capital gains when it sells a security for more than it paid for it. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) generally once a year.


Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Funds. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and sales of Fund shares (popularly known as "market timing") can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a Fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's NAV. The Board of Trustees is firmly opposed to allowing shareholders of any Fund to engage in these types of practices. Accordingly, the Board of Trustees, on behalf of the Funds, has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. You should be aware that there is the risk that the Trust's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The Trust may alter its policies at any time without prior notice to shareholders.

Although shareholders who engage in market timing activities can harm the Funds, the Board has noted an important distinction between market timers, who the Board seeks to discourage from using the Funds, and other shareholders. Shareholders who purchase Fund shares and then, for whatever reason, must redeem them are not market timers. Market timers are shareholders who repeatedly purchase and redeem shares in one or more Funds in an attempt to gain short term advantages from their trading activity. These types of shareholders are disruptive to the Funds, and it is these types of shareholders that the Trust seeks to discourage from purchasing Fund shares.

In order to discourage frequent purchasing and redemption of Fund shares, the Board has implemented a 2% redemption fee on most shareholder redemptions of purchases held for less than five (5) days. The only exceptions to this policy are:

1. For shareholders who have invested in one Fund but intended to invest in the other Fund (mistaken purchase instruction). In such a case, the shareholder has ten (10) calendar days to bring the error to the Fund's attention and have the purchase corrected. The corrected purchase will then be subject to the minimum 5 day holding period.

2.    For redemptions of less than $2,500.

3. For IRA accounts, qualified retirement plan participants and charitable trusts.

This early redemption fee applies uniformly to all accounts, whether the account is established directly or through a broker dealer. There are no exceptions to this policy other than as noted above. All amounts collected pursuant to the redemption fee shall accrue to the Fund from which the shares were redeemed. The Trust's Transfer Agent, Unified Fund Services, Inc., is responsible for implementing, monitoring and imposing the redemption fee as required. The Trust's Principal Underwriter, Unified Financial Securities, Inc., is responsible for informing all brokers and dealers with whom it has entered into selling group agreements on behalf of the Trust that the Trust is imposing the above-described fee, for collecting such fees from the broker/dealers, as appropriate, and for transmitting same to the Transfer Agent for credit to the appropriate Fund.

Additionally, the Trust may take action even if shares are held longer than 5 days, if the trading is deemed by the Advisor to be disruptive for other reasons, such as an unusually large trade size. As stated in the section of the prospectus above discussing purchases and exchanges of shares, the Trust, on behalf of any Fund, reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Advisor has been granted the authority to impose restrictions in addition to those that are otherwise stated in this prospectus on purchases or exchanges under conditions where the Advisor has identified a trading pattern by a shareholder that is particularly disruptive, excessive, or extremely short-term in duration.

The Trust prohibits the Funds, the Principal Underwriter, the Advisor and any person associated with either, from entering into any arrangement with any person to permit frequent purchases and redemption of Fund shares. The Trust's Chief Compliance Officer is responsible for monitoring the Trust's policies and procedures to discourage frequent purchases and redemptions and prepares periodic reports to the board concerning the implementation and effectiveness of those policies and procedures.

The Trust's Advisor is authorized to suspend the Trust's policies during periods of severe market turbulence or national emergency only. There is no assurance that the Advisor will exercise this authority or that by exercising this authority the Trust will be protected from the risks associated with frequent trading. The actions of the Advisor are periodically reviewed with the Board of Trustees.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Each Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain, and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by the Funds will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

GENERAL INFORMATION

The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports, other communications to investors, or advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Funds may also, from time to time, compare their performance to the one or more appropriate indices.

According to the law of Delaware under which the Trust is organized, and the Trust's Declaration of Trust and by-laws, the Funds are not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Funds will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Funds will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

The names "TrendStar" and "TrendStar Funds" are copyrighted trade names of the Advisor and are used by the Trust with the Advisor's permission. The Trust may use such names indefinitely so long as the Advisor is employed by the Trust. However, the Advisor may withdraw permission to use such names at any time if it ceases to provide services to the Trust and/or Funds.

Protecting your personal information is a priority for the Funds and our privacy policy has been designed to support this objective. The Funds may collect non-public personal information from you in the following ways:

      o From information provided by you on applications or other forms submitted to the Funds or to the Transfer Agent; and

      o     From information arising from your investment in the Funds.

The Funds utilize electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, the Funds authorize access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

The Funds do not disclose any non-public personal information about you, except as permitted or required by law. For example, the Funds have entered into arrangements with the Advisor to provide investment advisory, administrative, and other services, and the Funds may disclose information about you or information that you have provided to the Funds to the Adviser in connection with the Adviser's responsibilities to the Funds.

The Board of Trustees of the Funds has approved a Code of Ethics (the "Code") for the Funds and Investment Advisor. The Trust's Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table set forth below is intended to help you understand each Fund's financial performance since each Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information presented below has been audited by Cohen McCurdy, Ltd., whose report, along with the Trust's audited annual report, dated September 30, 2005, is available upon request without charge.

                                                                          Year Ended          Period Ended
TrendStar Small Cap Fund                                              Sept. 30, 2005     Sept. 30, 2004(a)
-----------------------------------------------------------------------------------------------------------

Per Share Operating Performance
   Net Asst Value, Beginning of Period                                        $10.48                $10.00
                                                                              ------                ------
Income from Investment Operations
   Net Investment Income (Loss)                                               <0.07>                <0.05>
   Net Realized and Unrealized Gain (Loss) on Investments                       1.68                  0.53
                                                                                ----                  ----
   Total from Investment Operations                                             1.61                  0.48
                                                                                ====                  ====
Less Distributions
   Dividends from Realized Gains                                              <0.15>                  0.00
   Dividends from Net Investment Income                                         0.00                  0.00
                                                                                ----                  ----
   Total Distributions                                                        <0.15>                  0.00
                                                                              ======                  ====
Net Asset Value, End of Period                                                $11.94                $10.48
                                                                              ======                ======
Total Return(b)                                                               15.37%              4.80%(c)

Ratios/Supplemental Data
Net Assets, End of Period                                               $193,198,332           $72,598,859
Ratio of Expenses to Average Net Assets(b)                                     1.39%              1.40%(d)
Ratio of Expenses to Average Net Assets Before Reimbursement &
Waiver of Expenses by Advisor                                                  1.39%              1.44%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets                  <0.90>%            <0.81>%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Reimbursement & Waiver of Expenses by Advisor                         <0.90>%            <0.85>%(d)

Portfolio Turnover Rate                                                       11.92%                14.29%
-----------------------------------------------------------------------------------------------------------

(a)   October 31, 2003 (Commencement of Operations) through September 30, 2004.

(b) Total return in the above table represents the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)   Not Annualized

(d)   Annualized

                                                                          Year Ended          Period Ended
TrendStar American Endeavor Fund                                      Sept. 30, 2005     Sept. 30, 2004(a)
-----------------------------------------------------------------------------------------------------------

Per Share Operating Performance
   Net Asst Value, Beginning of Period                                         $9.84                $10.00
                                                                               -----                ------
Income from Investment Operations
   Net Investment Income (Loss)                                                 0.01                <0.03>
   Net Realized and Unrealized Gain (Loss) on Investments                       1.10                <0.13>
                                                                                ----                ------
   Total from Investment Operations                                             1.11                <0.16>
                                                                                ====                ======
Less Distributions
   Dividends from Realized Gains                                              <0.02>                  0.00
   Dividends from Net Investment Income                                       <0.01>                  0.00
                                                                              ------                  ----
   Total Distributions                                                        <0.03>                  0.00
                                                                              ======                  ====
Net Asset Value, End of Period                                                $10.92                 $9.84
                                                                              ======                 =====
Total Return(b)                                                               11.26%             -1.60%(c)

Ratios/Supplemental Data
Net Assets, End of Period                                                $26,200,192           $23,183,200
Ratio of Expenses to Average Net Assets(b)                                     1.40%              1.40%(d)
Ratio of Expenses to Average Net Assets Before Reimbursement &
Waiver of Expenses by Advisor                                                  1.54%              1.41%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets                    0.13%            <0.40>%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Reimbursement & Waiver of Expenses by Advisor                         <0.01>%            <0.41>%(d)

Portfolio Turnover Rate                                                       11.68%                10.60%
-----------------------------------------------------------------------------------------------------------

(a)   October 31, 2003 (Commencement of Operations) through September 30, 2004.

(b) Total return in the above table represents the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)   Not Annualized

(d)   Annualized

                                 Privacy Policy
                              Our Commitment To You

Your personal privacy is important. At TrendStar Investment Trust, including our subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. This Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

Information Collection

We may collect "non-public personal information" about you from the following sources:

      1) Information we receive from you on Account Applications and other account forms you provide to us;

      2) Information about your transactions with us, our affiliates, and other entities;

      3) Information we receive from third parties, such as credit bureaus, the IRS, and others.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, the assets you own, your investment history, etc.

Information Use & Sharing With Third Parties

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, assets owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates' experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to "non-affiliated third parties" in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to maintain the privacy of that information. Those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

Security Standards

Access to customer information is authorized for business purposes only and only for our employees who need to know such information. We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

Accuracy

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-888-747-4872. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at TrendStar Investment Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

                              FOR MORE INFORMATION

Additional information about the Funds is available in the Funds' Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated January 27, 2006, has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus. Additional information about the Funds' investments is also available in the Funds' audited annual report, dated September 30, 2005, and semi-annual report, dated March 31, 2005. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

The Funds' SAI, annual report and semi-annual report all available, without charge upon request. To receive a copy of any of these documents or to make other types of inquiries to the Funds, please contact the Funds by calling toll free at 1-888-747-4872, or:

via U.S. mail to:

                           TrendStar Investment Trust
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110

or by overnight courier service to:

                           TrendStar Investment Trust
                         c/o Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                             Indianapolis, IN 46204

A copy of your requested document(s) will be sent to you within three business days of the Funds' receipt of your request, by first class mail or other means designed to ensure equally prompt delivery.


Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.




        The Trust's Investment Company Act File No. is:          811-21405
        The TrendStar Small Cap Fund's identifier is:           s000000515
        The TrendStar American Endeavor Fund's identifier is:   s000000516

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated January 27, 2006

                           TRENDSTAR INVESTMENT TRUST
                          7300 College Blvd., Suite 308
                             Overland Park, KS 66210
                            Telephone: 1-888-747-4872
                         Website: www.TrendStarfunds.com


This Statement of Additional Information is not a prospectus. It is intended to supplement and should be read in conjunction with the Prospectus of The TrendStar Small-Cap Fund and The TrendStar American Endeavor Fund (the Prospectus), dated January 27, 2006. You may obtain a copy of the Prospectus, free of charge, by writing to TrendStar Investment Trust, c/o Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204 by calling the Trust at 1-888-747-4872, or by visiting the Trust's website at www.trendstarfunds.com.

                         THE FUNDS' INVESTMENT POLICIES,
                        OBJECTIVES AND SECURITIES OPTIONS

Each Fund's investment objective and the manner in which each Fund pursues its investment objective is generally discussed in the Prospectus. This section provides information concerning each Fund's investment policies and strategies that are not a part of the Fund's principal investment strategy, but may be employed from time to time to help enhance the overall return of a Fund. This section also describes securities in which a Fund may invest but which are not part of the Fund's primary investment strategies.

Each Fund is a diversified Fund, meaning that at least 75% of the Fund's total assets will normally be invested in qualifying securities. Qualifying securities include cash and cash equivalents, other mutual funds, securities backed by the full faith and credit of the United States Government, and any other type of security that, at the time of purchase, comprised not more than 5% of the Fund's total assets. Normally, each Fund will invest at least 80% of total assets in common stock of U.S. companies. The Funds may also invest in the securities listed below to a limited extent.

REAL ESTATE INVESTMENT TRUSTS - Each Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings, and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 20% of its assets in REITS.

FOREIGN SECURITIES - Each Fund may invest up to 10% of its total net assets in the common stock of foreign issuers including, but not limited to, foreign securities in the form of American Depository Receipts (ADRs). Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the regulatory requirements of U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK - Each Fund may invest in preferred stocks. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred shares are generally payable at the discretion of the issuer's board of Trustees. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES - Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objectives and policies.

DEBT SECURITIES - Each Fund may invest in corporate and U.S. Government debt securities. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.

CREDIT RISK - A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poors or any similar rating by any national credit rating service. However, this section will not apply to investments made pursuant to the Fund's policy on Special Situations under which the Fund may invest in corporate obligations without regard to credit rating, current yield, or public registration.

INTEREST RATE RISK - All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

MUTUAL FUNDS - Subject to restrictions set forth in the Investment Company Act of 1940, as amended (the "1940 Act") each Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, each Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders.

REPURCHASE AGREEMENTS - Each Fund may invest a portion of its assets in repurchase agreements (Repos) with broker-dealers, banks, and other financial institutions; provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, a Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Funds must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom a Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Funds will enter into Repos only with institutions and dealers considered creditworthy.

REPURCHASE AGREEMENT RISK - A repurchase agreement exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.

CASH RESERVES - Each Fund may hold a significant portion of its net assets in cash or cash equivalents, either to maintain liquidity or for temporary defensive purposes. Each Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. Government debt instruments, other money market funds, and repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES - The Funds will not invest more than 15% of their net assets in securities that the Advisor determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Funds will not invest in such securities in excess of the limits set forth above.

The Funds may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.

Restricted and illiquid securities are valued in such good faith manner as the Trust's Board of Trustees deems appropriate to reflect the fair market value of such securities.

SPECIAL SITUATIONS - Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS - Each Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Funds have not established any limit on the percentage of assets they may commit to such transactions, but to minimize the risks of entering into these transactions, each Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION - Notwithstanding its other investment policies, Each Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.


OPTIONS - The Funds may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further, over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Funds will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Funds may invest not more than 10% of their total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Funds may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Funds may only write (sell) "covered" options.

FUTURES CONTRACTS AND RELATED OPTIONS - To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.


The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Fund's total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

PORTFOLIO TURNOVER - The Funds will generally purchase and sell securities without regard to the length of time the security has been held. The Funds' principal investment strategies typically do not generate high turnover rates, and each Fund anticipates that its portfolio turnover rates during any fiscal year will not exceed 100%. However, there can be no assurance that a Fund will not exceed this rate, and Each Fund's portfolio turnover rate may vary from year to year. For the fiscal years ended September 30, 2005 and 2004, the TrendStar Small-Cap Fund's portfolio turnover rate was 11.92% and 14.29%, respectively. For the fiscal years ended September 30, 2005 and 2004, the TrendStar American Endeavor Fund's portfolio turnover rate was 11.68% and 10.60%, respectively.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

DISCLOSURE OF PORTFOLIO HOLDINGS - The following discussion sets forth the Trust's policies and procedures with respect to the disclosure of Fund portfolio holdings.

Fund Service Providers - Fund Accounting Agent, Independent Auditor, Compliance Consulting Firm, Proxy Service and Custodian - The Trust has entered into arrangements with certain third party service providers for services that require these groups to have access to each Fund's portfolio on a real time basis. For example, the Trust's fund accounting agent is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio on behalf of each Fund. The Trust also undergoes an annual audit which requires the Trust's independent auditor to review each Fund's portfolio. In addition to the fund accounting agent, the Trust's custodian also maintains an up-to-date list of each Fund's holdings. The Trust's Compliance Consulting Service must also have access to each Fund's portfolio in order to verify compliance with the Federal Securities laws. The Trust's Proxy Service maintains a current portfolio to ensure that the Trust is receiving and voting all proxies. Each of these parties is contractually and/or ethically prohibited from sharing any Fund's portfolio with any third party unless specifically authorized by the Trust's President, Secretary or Treasurer.

The Board of Trustees monitors the services provided by each of the listed service providers to ensure each is complying the contractual terms or expectation of the arrangement. If the Board of Trustees is unsatisfied with any of these service providers the Board may terminate them accordingly.

Rating and Ranking Organizations - The Trust may from time to time provide its entire portfolio holdings of each Fund to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor's Ratings Group, Bloomberg L.P., and Thomson Financial Research.

The Trust's management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Trust does not pay them or receive any compensation from them for providing this information.

Disclosure to Other Parties - The Trust is required under law to file a listing of the portfolio holdings of each Fund with the Securities and Exchange Commission on a quarterly basis. The Trust prohibits the disclosure of portfolio information to any third party other than those described above until and unless such information has been filed with the Commission. The Trust further prohibits any person affiliated with the Trust from entering into any ongoing arrangement with any person other than described above to receive portfolio holdings information relating to a Fund.

Review - The Board of Trustees reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to.

                          FUNDAMENTAL & NON-FUNDAMENTAL
                             INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund(s) as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund(s) means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The following investment restrictions apply to all Funds. Each Fund will not:

      1) Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.

      2) Under normal circumstances invest more that 25% of its assets in a single industry.

      3) Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing.

      4) Underwrite the distribution of securities of other issuers. 5) Invest in companies for the purpose of management or the exercise of control.

      6) Lend money (but this restriction shall not prevent the Funds from investing in debt securities or repurchase agreements, or lend its portfolio securities).

      7)    Issue senior securities.

      8) Invest in oil, gas, or other mineral exploration or development programs; although each Fund may invest in marketable securities of companies engaged in oil, gas, or mineral exploration.

      9) Purchase or sell real estate, real estate loans, or real estate limited partnerships; although each Fund may invest in marketable securities of companies that invest in real estate or interests in real estate.

      10)   Invest in commodities or commodities futures or options contracts.

      11) As to 75% of its total assets, purchase the securities of an issuer if as a result, more than 5% of the value of the Fund's assets (valued at time of purchase) would be invested in the securities of that issuer.

The Funds have also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval. The Funds may not:

      1)    Make margin purchases.

      2) Invest more than 15% of their net assets (valued at time of investment) in securities that are not readily marketable.

      3) Acquire securities of other investment companies except as permitted by the 1940 Act.

      4) Pledge, mortgage, or hypothecate their assets, except for temporary or emergency purposes and then to an extent not greater than 5% of their total assets (valued at the time of borrowing).

                          ADDITIONAL INFORMATION ABOUT
                        THE INVESTMENT ADVISORY AGREEMENT

Information on the Fund's investment adviser, TrendStar Advisors, LLC, 7300 College Blvd., Suite 308, Overland Park, KS 66210 (the Advisor), is set forth in the Prospectus. This section contains additional information concerning the Advisor and the advisory agreement between the Advisor and the Trust.

The Advisor manages the investment portfolio and the general business affairs of each Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Advisor manages the investment operations of each Fund in accordance with the Fund's investment policies and restrictions. The Advisor furnishes an investment program for each Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of each Fund. At all times the Advisor's actions on behalf of the Funds are subject to the overall supervision and review of the Board.

The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement has an initial term of two years. Thereafter, the Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Trustees who are not interested persons of the Funds or the Advisor, and by a majority of the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor has voluntarily agreed to waive receipt of its fees and/or reimburse certain Fund expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) in order to assist each Fund to maintain a Total Annual Operating Expense ratio of not greater than 1.40%. The Adviser may terminate its voluntary commitment at any time. The Funds have entered into an expense recapture agreement with the Adviser wherein the Adviser may recover such outlays made on a Fund's behalf for a period of not more than three years after the expense was incurred. The Adviser may only avail itself of this recovery if such recovery would not cause the affected Fund's Total Annual Expense Ratio to exceed 1.40%. The Adviser has also paid all the organizational expenses of the Trust, and the expense recapture agreement further provides for the recovery of those expenses by the Adviser for a period of not greater than one year after the Trust commences investment operations, but only if such recovery would not cause the Funds' Total Annual Expense Ratio to exceed 1.40%.

For the fiscal years ended September 30, 2005 and 2004, the Advisor received the following fees for investment advisory services to each Fund. These fees do not reflect expenses of the Funds assumed and paid by the Advisor on behalf of the Funds from the fees received.

Fund                                   2005           2004
------------------------------------------------------------
Small-Cap Fund                   $1,092,308       $393,428
------------------------------------------------------------
American Endeavor Fund             $211,751       $172,743

Board Considerations in Approving the Investment Advisory Agreement

A discussion of the factors considered by the Board relating to their renewal of the investment advisory agreement between the Trust and the Advisor may be found in the Fund's annual report to shareholders, dated September 30, 2005.

PORTFOLIO MANAGERS

As described in the prospectus, Mr. Thomas Laming and Mr. James McBride are the Portfolio Managers responsible for the day-to-day investment management of each Fund. The following table describes other accounts managed by the Portfolio Managers, as of December 31, 2005.

--------------------------------------------------------------------------------------------------------------------------
                                                                                       # of Accounts    Total Assets of
                                                         Total # of                    Managed Where    Accounts Where
                                                         Accounts      Total Assets    Fee Based on     Fee based on
Fund Manager      Type of Account managed                Managed        (millions)     Performance      Performance
--------------------------------------------------------------------------------------------------------------------------
Thomas Laming     Registered Investment Companies           2            $263.4              0                NA
                  Other Pooled Investment Vehicles          0               NA               0                NA
                  Other Accounts                           35             $72.3              0                NA
--------------------------------------------------------------------------------------------------------------------------
James McBride     Registered Investment Companies           2            $263.4              0                NA
                  Other Pooled Investment Vehicles          0               NA               0                NA
                  Other Accounts                           35             $72.3              0                NA
--------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

The Advisor does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the Funds and managing the other accounts noted above. The investment strategies of the Funds and the other accounts managed by the Portfolio Managers do not materially conflict in any way. The other accounts either follow an investment strategy very similar to the Funds or invest in securities that the Funds would not typically invest in.

There will be times when the Advisor may recommend purchases and/or sales of the same portfolio securities for the Funds and its other clients. In such circumstances, it is the policy of the Advisor to allocate purchases and sales among the Funds and its other clients in a manner in which the Advisor deems equitable. The Advisor has adopted written policies and procedures to govern these types of transactions. Simultaneous transactions could adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

COMPENSATION

All of the Portfolio Managers receive a base salary. In addition, each Portfolio Manager is eligible for periodic bonus compensation based upon the attainment of a combination of personal, team, and firm goals. Finally, the Portfolio Managers participate in the Advisor's annual profit sharing plan.

                         INFORMATION ABOUT THE TRUSTEES
                            AND OFFICERS OF THE TRUST

The Board of Trustees (the "Board" or the "Trustees") has overall responsibility for conduct of the Trust's affairs. The day-to-day investment operations of the Funds are managed by the Advisor, subject to the review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below.

-------------------------------------------------------------------------------------------------------------------------
Name, Address & Age                                            Term of Office & Length of Time    Number of Portfolios
                           Position(s) Held with the Trust                 Served                 Overseen By Trustee
-------------------------------------------------------------------------------------------------------------------------
Thomas W. Laming*           Interested Trustee, President                Indefinite.                       2
                                                                   Since September, 2003
7300 College Blvd.,
Suite 308
Overland Park, KS 66210

47
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
                                      Principal Occupation During Past Five Years                     Held by Trustee
--------------------------------------------------------------------------------------------------------------------------
                        President and Chief Investment Officer of TrendStar Advisors, LLC,         University of Kansas,
                        Overland Park, KS, since August, 2003. Previously Senior Vice President   College of Liberal Arts
                        and Portfolio Manager with Kornitzer Capital Management, Inc., in           & Sciences Advisory
                        Shawnee Mission, Kansas, an investment advisory firm, from January 1993            Board
                        to August 2003. Previously a Senior Engineer at Martin Marietta in
                        Denver, Staff Engineer with TRW at the Johnson Space Center in Houston       Indiana University
                        and at TRW's Space Park Facility in Redondo Beach, and technology           Reese Fund Board of
                        analyst with Waddell & Reed in Overland Park, Kansas. Senior Member of            Advisors
                        the American Institute of Aeronautics and Astronautics. M.B.A. from
                        Indiana University, M.S. in Aeronautics and Astronautics from the            PPM Services, Inc.
                        Massachusetts Institute of Technology and a B.S., with highest distinction, in Physics from the University of Kansas.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                  Term of Office & Length of Time    Number of Portfolios
Name, Address & Age          Position(s) Held with the Trust                Served                   Overseen By Trustee
-------------------------------------------------------------------------------------------------------------------------
James R. McBride*             Interested Trustee, Treasurer                Indefinite.                        2
                                                                      Since September, 2003
7300 College Blvd.,
Suite 308
Overland Park, KS 66210

44
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
                                  Principal Occupation During Past Five Years                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
                        Vice President & Co-Portfolio Manager, TrendStar Advisors, LLC,                None
                        since August, 2003. Previously Vice President and Research Analyst,
                        Kornitzer Capital Management, Inc., from 2000 to 2003. Program
                        Manager, Senior Analyst and various other management positions,
                        Hewlett Packard, from 1989 to 2000. M.B.A in finance from Indiana
                        University, B.S., with honors, in Mechanical Engineering, from
                        Wichita State University
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                        Disinterested (Independent) Trustees
-------------------------------------------------------------------------------------------------------------------------
                                                               Term of Office & Length of Time    Number of Portfolios
  Name, Address & Age      Position(s) Held with the Trust                 Served                 Overseen By Trustee
-------------------------------------------------------------------------------------------------------------------------
P. Bradley Adams            Independent Trustee, Chairman                Indefinite                        2
                                                                   Since September, 2003
7300 College Blvd.,
Suite 308
Overland Park, KS 66210

45
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
                                  Principal Occupation During Past Five Years                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
                        Director of Financial Operations with Tortoise Capital Advisors, LLC.          None
                        Vice President of Finance and Operations, Chief Operating Officer and
                        Director, Jones & Babson, Inc., Kansas City, MO, an investment company service provider, from 1984 to 2003. B.S. in Finance from University of Wyoming in 1983. M.B.A. from Rockhurst College, Kansas City, MO in
                        1987.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                               Term of Office & Length of Time    Number of Portfolios
  Name, Address & Age      Position(s) Held with the Trust                 Served                 Overseen By Trustee
-------------------------------------------------------------------------------------------------------------------------
Robert C. Klemkosky             Independent Trustee                      Indefinite.                       2
                                                                   Since September, 2003
7300 College Blvd.,
Suite 308
Overland Park, KS 66210

66
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
                                  Principal Occupation During Past Five Years                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
                        Fred T. Greene Professor Emeritus of Finance at Indiana University             None
                        Kelley School of Business. Joined faculty in 1976 and named to
                        Professorship in 1982. Chairperson of the Finance Department from
                        1986-1992 and 2000-2003. He is currently the founding Dean of the
                        Graduate School of business at Sungkyunkwan University in Seoul,
                        Korea. Professional experience includes corporate treasurer's department of Dow Chemical Co. and credit analyst in corporate lending for the National Bank of Detroit. Dr. Klemkosky has taught internationally in numerous countries, including France and Russia.
                        Has published over thirty articles in leading finance journals, including Journal of Finance of which he was the Associate Editor,
                        Journal of Financial and Quantitative Analysis, and Journal of
                        Business. Received the Teaching Excellence Award from the Doctoral
                        Association in 1977. A native of Michigan, Dr. Klemkosky holds a B.A.
                        and Ph.D. from Michigan State University and an M.B.A. from the
                        University of Michigan.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                               Term of Office & Length of Time    Number of Portfolios
  Name, Address & Age      Position(s) Held with the Trust                 Served                 Overseen By Trustee
-------------------------------------------------------------------------------------------------------------------------
Kim A. Wilcox                    Independent Trustee                     Indefinite.                       2
                                                                     Since August, 2005
7300 College Blvd.,
Suite 308
Overland Park, KS 66210

51
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
                                  Principal Occupation During Past Five Years                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
                        Provost and Vice President for Academic Affairs, Michigan State                None
                        University, since August, 2005. Member of the Faculty of the
                        University of Kansas for over 15 years, including Chair of the
                        Department of Speech-Language-Hearing: Sciences and Disorders, Dean of
                        the College of Liberal Arts and Sciences, and Vice Provost for General
                        Education Coordination. Also served as Interim Director of Academic
                        Affairs and President and CEO of the Kansas Board of Regents. The
                        recipient of grants from the National Science Foundation and the U.S.
                        Department of Education, he has published over thirty articles relating to speech development and disorders. Has served as a member of the Midwest Higher Education Commission, the Boards of Directors
                        for Kansas, Inc., and the Distributed Learning Workshop. He holds a
                        B.A. from Michigan State University and an M.S. and Ph.D. From Purdue
                        University.
-------------------------------------------------------------------------------------------------------------------------

*Messrs. Laming and McBride are considered "Interested" Trustees of the Trust because of their affiliation with the Trust's investment Advisor, TrendStar Advisors, LLC.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:

-------------------------------------------------------------------------------------------------------------------------
                                                               Term of Office & Length of Time    Number of Portfolios
  Name, Address & Age      Position(s) Held with the Trust                 Served                 Overseen By Trustee
-------------------------------------------------------------------------------------------------------------------------
Kyle R. Bubeck                        Secretary                          Indefinite.                       2
                                                                         Since 2003
7300 College Blvd.,
Suite 308
Overland Park, KS  66210

50
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
                                  Principal Occupation During Past Five Years                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
                        Director of Business Operations of TrendStar Advisors, LLC, Overland           None.
                        Park, KS, since August 2003. Previously Vice President of Arrowhead
                        Scientific, Inc., in Lenexa, Kansas, a supplier of pharmaceutical products and assembly services to the Insurance Laboratory Testing
                        Industry. Prior to that Mr. Bubeck was the Owner, President and CEO of
                        Bubeck Companies, Inc., a group of closely held companies involved in the HVAC and Mechanical Contracting Industry. Mr. Bubeck holds a
                        Bachelor of Science degree in Business Administration from Regis
                        University of Denver, Colorado.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                               Term of Office & Length of Time    Number of Portfolios
  Name, Address & Age      Position(s) Held with the Trust                 Served                 Overseen By Trustee
-------------------------------------------------------------------------------------------------------------------------
David Jones                   Chief Compliance Officer                   Indefinite.                   2
                                                                         Since 2004

Drake Compliance, LLC

230 Spring Hill Drive,
Suite 340
Spring, TX  77386

48
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
                                  Principal Occupation During Past Five Years                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
                        Managing Member, Drake Compliance, LLC, a regulatory compliance                None
                        consulting firm, since 2004. Principal Attorney, David Jones & Assoc.,
                        P.C. (law firm). Since 1998.
-------------------------------------------------------------------------------------------------------------------------

Audit Committee

The Board of Trustees has formed an Audit Committee to oversee the financial reporting of the Fund, nominate independent auditors to conduct audits of the Fund's financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee as of September 30, 2005 were: P. Bradley Adams, Terry Matlack and Robert C. Klemkosky. The Audit Committee met two times during the fiscal year ended September 30, 2005.

Trustee Compensation

Each Trustee who is not an "interested person" of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The table below sets forth the compensation paid to each qualifying Trustee for the fiscal year ended September 30, 2005.

-----------------------------------------------------------------------------------------------
                                              Pension or                           Total
                            Aggregate    Retirement Benefits     Estimated      Compensation
                          Compensation    Accrued as Part of   Benefits Upon  from Trust Paid
      Trustee              from Fund         Fund Expenses      Retirement      to Trustees
-----------------------------------------------------------------------------------------------
P. Bradley Adams             $7,500              None              None           $7,500

Robert Klemkosky             $6,500              None              None           $6,500

Terry Matlack*               $4,750              None              None           $4,750

Kim Wilcox**                 $1,500              None              None           $1,500

*     Mr. Matlack resigned as a trustee on July 1, 2005.

** Mr. Wilcox was elected to the Board in replacement of Mr. Matlack by the Board on August 8, 2005.

Trustee Ownership of Fund Shares

As of December 31, 2005, the Trustees owned the following aggregate amounts of Fund shares:

--------------------------------------------------------------------------------------------------------------------
                                 Dollar Range of Fund Shares Held in Each        Aggregate Dollar Range in All
Name of Trustee                  Fund of the Trust                               Funds Overseen by Trustee in Trust
--------------------------------------------------------------------------------------------------------------------
Thomas W. Laming                 Small-Cap-             Over $100,000
                                 American Endeavor-     Over $100,000                      Over $500,000
--------------------------------------------------------------------------------------------------------------------

James R. McBride                 Small-Cap-             Over $100,000
                                 American Endeavor-     Over $100,000                      Over $100,000
--------------------------------------------------------------------------------------------------------------------

P. Bradley Adams                 Small-Cap-             $1 to $10,000
                                 American Endeavor-     $1 to $10,000                      $1 to $10,000
--------------------------------------------------------------------------------------------------------------------

Robert C. Klemkosky              Small-Cap              $10,000 to $50,000
                                 American Endeavor      $10,000 to $50,000                 $10,000 - 50,000
--------------------------------------------------------------------------------------------------------------------

Kim Wilcox                                              None                               None

--------------------------------------------------------------------------------------------------------------------

As of December 31, 2005, the Trustees and officers of the Trust, as a group, owned of record or beneficially, less than 1% of the Trust's outstanding shares.

     Control Persons and Shareholders Owning in Excess of 5% of Fund Shares

As of January 20, 2006, the following persons are know by the Trust to own, either of record or beneficially, 5% or more of the total outstanding shares of each Fund.

----------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Total Fund
                                         Fund in Which          Number of       Outstanding
Name & Address of Shareholder             Shares Held           Shares Held     Shares
----------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.               Small Cap Fund         14,182,219      71.73%
FBO Client Accounts
101 Montgomery Street
San Francisco, CA  94014
----------------------------------------------------------------------------------------------
National Financial Services, LLC
FBO Client Accounts
200 Liberty Street
New York, NY  10281                      Small Cap Fund         3,408,307       17.24%
----------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
FBO Client Accounts
101 Montgomery Street
San Francisco, CA  94014             American Endeavor Fund     2,232,293       93.36%
----------------------------------------------------------------------------------------------


                                INFORMATION ABOUT
                            PERFORMANCE CALCULATIONS

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows:

      [n]
P(1+T)    = ERV

Where:           P = a hypothetical initial investment of $1000
                 T = average annual total return
                 n = number of years
               ERV = ending redeemable value of shares at the end of the period

From time to time the Funds also quote "Average Annual Total Return (After Taxes on Distributions)" for specified time periods of 1, 5 and 10 year intervals.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

      [n]
P(1+T)    = ATV
               D

Where:           P = a hypothetical initial investment of $1000
                 T = average annual total return (after taxes on distributions) n = number of years
              ATV  = ending value of a hypothetical $1,000 payment made at
                 D the beginning of the 1-, 5-, or 10 year period at the end of the 1-, 5- or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The yield of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                                                 6
                          Yield =2[(A - B/CD + 1) -1]

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

In sales literature, a Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, a Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                          ADDITIONAL INFORMATION ABOUT
                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions of each Fund's shares will be made at net asset value
(NAV). Each Fund's NAV is determined on days on which the New York Stock Exchange (NYSE) is open for trading. For purposes of computing the NAV of a share of a Fund, securities traded on security exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available (and any other assets) are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

Each Fund is open for business on each day that the NYSE is open. Each Fund's share price or NAV is normally determined as of 4:00 p.m., Eastern Time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Funds generally do not charge sales or redemption fees, the NAV is the offering price for shares of each Fund.

Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Any portfolio securities paid or distributed in-kind would be valued as described in the Fund's prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

In-kind payments need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where a Fund completes such redemption in-kind, that Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption. The shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

                           ADDITIONAL TAX INFORMATION

Each Fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, each Fund must, among other qualifications, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of a Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Funds will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of a Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

                                INFORMATION ABOUT
                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each Fund are made by the Advisor. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Advisor to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided by the broker-dealer. The Advisor may not consider a broker's efforts in promoting or selling Fund shares when selecting a broker with whom to execute a portfolio transaction, and the Board of Trustees has adopted written policies and procedures designed to prohibit such activities.

The Advisor may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Advisor normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Advisor may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Advisor may feel that better prices are available from non-principal market makers who are paid commissions directly.

The Advisor may combine transaction orders placed on behalf of a Fund with orders placed on behalf of another advisory client, including a partnership or private account where principals and employees of the Advisor have an interest, for the purpose of obtaining a more favorable transaction price. If an aggregated trade is not completely filled, then the Advisor allocates the trade among the Fund and its other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Advisor, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Advisor to be fair and reasonable to the Fund and any other accounts involved. Since a Fund's objectives will differ at times from those of other advisory clients, the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients.

          PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust and the Advisor have adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the Trust and/or the Advisor. These Codes are on public file and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by these persons in securities held or to be acquired by a Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

                              INFORMATION ABOUT THE
                                TRUST'S CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (the Custodian) serves as custodian of the cash and securities of each Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust. The Custodian does not exercise any supervisory function over management of the Funds, the purchase and sale of securities, or the payment of distributions to shareholders.

                              INFORMATION ABOUT THE
                             TRUST'S TRANSFER AGENT

Unified Fund Services, Inc. (the "Transfer Agent"), 431 N. Pennsylvania Street, Indianapolis, IN 46204, serves as the Trust's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the supervision of the Advisor, provides transfer agency services pursuant to an agreement with the Advisor and the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. For its services to the Trust, the Advisor pays the Transfer Agent an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of each business day of the month.

                              INFORMATION ABOUT THE
                              TRUST'S ADMINISTRATOR

The Transfer Agent also performs certain administrative tasks administrator for the Funds pursuant to a written agreement with the Advisor and the Trust. The Transfer Agent also supervises all aspects of the operations of the Funds except those reserved by the Funds' investment adviser under its advisory agreement with the Trust. The Transfer Agent is responsible for:

      1)    calculating each Fund's net asset value;

      2) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Trust Act of 1940;

      3) preparing financial statements contained in reports to stockholders of the Fund;

      4) preparing reports and filings with the Securities and Exchange Commission;

      5)    preparing filings with state Blue Sky authorities; and

      6)    maintaining the Fund's financial accounts and records.

For the services to be rendered as administrator, the Advisor pays the Transfer Agent an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                              INFORMATION ABOUT THE
                          TRUST'S PRINCIPAL UNDERWRITER

Unified Financial Securities, Inc. (the "Underwriter"), 431 N. Pennsylvania Street, Indianapolis, IN 46204, acts as the principal underwriter of the Funds' shares pursuant to a written agreement with the Advisor and the Trust ("Distribution Agreement") The Underwriter is a wholly-owned subsidiary company of the Transfer Agent.

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party. Pursuant to the Distribution Agreement, the Underwriter facilitates the registration of the Funds' shares under state securities laws and assists in the sale of shares. For providing underwriting services to the Funds, the Underwriter is not paid an annual fee. Its services are provided as part of the overall package of services provided by the Transfer Agent. The Underwriter may retain certain underwriting concessions from the sale of Fund shares. Each Fund bears its pro rata share of such expenses.

The Underwriter offers shares of the Funds only upon orders received thereof. The Trust continuously offers shares of each Fund.

For the fiscal year ended September 30, 2005, the Underwriter received the following compensation for its services to the Trust.

------------------------------------------------------------------------------------------------
Name of Underwriter     Net Underwriting    Compensation on
                        Discounts and       Redemptions and     Brokerage      Other
                        Commission          Purchases           Commissions    Compensation
------------------------------------------------------------------------------------------------
Unified Financial
Securities, Inc.            $0.00               $0.00             $0.00           $0.00
------------------------------------------------------------------------------------------------


                              INFORMATION ABOUT THE
              TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, has been chosen to serve as the Trust's independent auditors for its fiscal year ended September 30, 2005 and 2006.

                               GENERAL INFORMATION

The Trust is an unincorporated business trust organized under Delaware law on July 23, 2003 and operates as an open-end management investment company. The Trust's Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series ("Funds"), each series relating to a separate portfolio of investments, and to classify and reclassify any un-issued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the Funds of the Trust will vote together and not separately on a Fund-by-Fund or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund or class affected by the matter. A Fund or class is affected by a matter unless it is clear that the interests of each Fund or class in the matter are substantially identical or that the matter does not affect any interest of the Fund or class. Under Rule 18f-2, the approval of an investment advisory agreement, a Rule 12b-1 plan, or any change in the fundamental investment policy of a Fund would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular Fund or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of each Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Other Expenses - Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, the fees and expenses of the Trust's Chief Compliance Officer, and taxes by the Fund. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities, and other extraordinary expenses. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of a majority of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (Fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular Fund or class. Matters affecting an individual Fund include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Delaware law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Reporting to Shareholders - The Trust will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports for the Funds will be audited by independent accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to the Trust at 431 N. Pennsylvania Street, Indianapolis, IN 46204, or calling toll free at 1-888-747-4872.

Codes of Ethics - The Board of Trustees of the Trust has approved Codes of Ethics (the Codes) for the Trust and Advisor. The Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Trust's Code. Copies of each Code have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the Codes can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at 431 N. Pennsylvania Street, Indianapolis, IN 46204, or calling toll free at 1-888-747-4872.


Privacy Policy - The Board of Trustees of the Trust has approved a privacy policy governing the types of information that may be disclosed about your account and the parties to whom, and the conditions under which, such disclosures may be made. Protecting your personal information is a priority for the Trust and the Trust's privacy policy has been designed to support this objective. The Funds may collect non-public personal information from you in the following ways:


      o From information provided by you on applications or other forms submitted to a Fund or to the Transfer Agent; and

      o     From information arising from your investment in the Fund(s).


The Trust utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, each Fund authorizes access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with the Advisor to provide investment advisory, administrative, and other services, and a Fund may disclose information about you or information that you have provided to the Fund to the Adviser in connection with the Advisor's responsibilities to the Fund. A copy of the Trust's Privacy Policy will be delivered to you along with confirmation of your initial investment in the Fund(s) and at least annually thereafter. A copy will also be sent to you, free of charge, at your request by writing to the Trust at 431 N. Pennsylvania Street, Indianapolis, IN 46204, or calling toll free at 1-888-747-4872.


Proxy Voting Procedures - The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating o securities held by the Funds. Records of the Funds proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The procedures are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at P.O. Box 6110, Indianapolis, IN 46206-6110, or calling toll free at 1-888-747-4872. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix 1.

FINANCIAL STATEMENTS

The Trust's financial statements, including the notes thereto, dated September 30, 2005, which have been audited by Cohen McCurdy, Ltd., are incorporated by reference into this SAI as if fully set forth herein from the Trust's 2005 Annual Report to Shareholders. Shareholders may obtain a free copy of the Trust's Annual Report by calling the Trust at 1-888-747-4872.

                                   APPENDIX 1

                               PROXY VOTING POLICY
                                       of
                           TRENDSTAR INVESTMENT TRUST

                                     PREFACE

      TrendStar Investment Trust (the "Trust") is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust is a series company, meaning that it can offer an indefinite number of series of Trust shares (each such series a "Fund" and together the "Funds"). The Trust currently offers shares of three Funds, but may offer shares of additional Funds in the future. This policy will address itself to the Trust's existing Funds and any future Funds that may be offered by the Trust.

      The Trust's affairs are generally managed by its Board of Trustees (the "Board"). Among its obligations to the Trust's shareholders, the Board is responsible for voting all proxies related to securities held in each Fund's investment portfolio. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the "Policy") to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Trust's shareholders. The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders' best interests.

KEY PROXY VOTING ISSUES

1.    General Policies

      All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund's stated investment objectives. The Board or its designated agent(s) will give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Trust's shareholder value. In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Trust's shareholders.

2.    Boards of Directors

      Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Trust believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

      In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s). The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

      o Whether the slate of director nominees promotes a majority of independent directors on the full board - The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

      o A director nominee's attendance at less than 75% of required meetings - frequent non-attendance at board meetings will be grounds for voting against re-election.

      o     Existence of any prior SEC violations and/or other criminal offenses
            - The Board will not vote in favor of a director nominee who, to the Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

      The Board believes that it is in the shareholders' best interests to have knowledgeable and experienced directors serving on a company's board. To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company's performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a "windfall" to the directors. The Board or its designated agent(s) will vote in favor of proposals that seek to impose reasonable limits on director compensation.

      In all other issues that may arise relating to directors, The Board or its designated agent(s) will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.    Corporate Governance

      Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

      i. Corporate Defenses - Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

      ii. Corporate Restructuring - These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

      iii. Capital Structure - Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

      iv. Executive Compensation - The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

      The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

      v. Independent Auditors - The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, The Board or its designated agent(s) generally will vote to ratify the employment or retention of a company's independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4.    Shareholder Rights

      State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.    Social and Environmental Issues

      When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

      o Whether the proposal creates a stated position that could negatively affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

      o The percentage of assets of the company that will be devoted to implementing the proposal;

      o Whether the issue is more properly dealt with through other means, such as through governmental action;

      o Whether the company has already dealt with the issue in some other appropriate way; and

      o     What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. The Board or its designated agent(s) will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

                             PROXY VOTING PROCEDURES
                                       of
                           TRENDSTAR INVESTMENT TRUST

1.    The Proxy Voting Officer

      The Board hereby designates the President and Treasurer of the Trust as the persons responsible for voting all proxies relating to securities held in the Fund's accounts (the "Proxy Voting Officers"). Either person may act on behalf of the Board. There shall be no requirement that both Proxy Voting Officers vote together. The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

      If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund's shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer's belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

      In addition, if, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer's belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.    Conflict of Interest Transactions

      The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer's reasonable belief, present a conflict between the interests of the Fund's shareholders on one hand, and those of a Trustee, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an "Affiliated Entity"). Conflict of interest transactions include, but are not limited to, situations where:

an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s);

an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer's possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.    Report to the Board of Trustees

      The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer's reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.    Responding to Fund Shareholders' Request for Proxy Voting Disclosure

      Consistent with this Policy, the Trust shall, not later than July 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund's proxy voting record available to any Fund shareholder who may wish to review such record through the Trust's website. The Trust's website shall notify shareholders of the Fund that the Fund's proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust's toll-free number as listed in its current prospectus. The Trust shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.    Record Keeping

      In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date; a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer; the analysis undertaken to ensure that the vote cast is consistent with this Policy; copies, if any, of any waiver request submitted to the Board along with the Board's final determination relating thereto;

      o copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board's final determinations relating thereto;

      o copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

      o     copies of all votes cast;

      o     copies of all quarterly summaries presented to the Board; and

      o copies of all shareholder requests for the Fund's proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.

                                     PART C

                                OTHER INFORMATION

ITEM 23 - EXHIBITS

      (a)   Agreement & Declaration of Trust--

            (1) Form of Certificate of Trust of Sirius Investment Trust, dated July 23, 2003, Previously filed as Exhibit 23A(1) to Pre-Effective Amendment # 3 to Form N-1A on October 7, 2003 and incorporated herein by reference.

            (2) Form of Agreement and Declaration of Trust of Registrant-Previously filed as Exhibit 23A to Form N-1A on July 21, 2003 and incorporated herein by reference.

            (3) Form of Certificate of Amendment to Certificate of Trust of Registrant, dated October 2, 2003. Previously filed as Exhibit 23A(3) to Pre-Effective Amendment # 3 to Form N-1A on October 7, 2003 and incorporated herein by reference.

      (b) By-Laws-- Previously filed as Exhibit 23B to Form N-1A on July 21, 2003 and incorporated herein by reference.

      (c) Instruments Defining Rights of Security Holders-- Reference is made to the Trust's Agreement & Declaration of Trust, previously filed as
            Exhibit 23A to Form N-1A on July 21, 2003 an incorporated by reference herein.

      (d)   Investment Advisory Contracts--

            (1) Form of Investment Advisory Agreement between Registrant & TrendStar Advisors, LLC (previously Sirius Capital Management,
                  LLC)- Previously filed as Exhibit 23D(1) to Pre-Effective Amendment # 1 to Form N-1A on September 3, 2003 and incorporated herein by reference.

            (2) Form of Amended Investment Advisory Agreement, dated August 1, 2005, filed herein as Exhibit 23D(2).

      (e) Underwriting Contracts-- Form of Distribution Agreement between Registrant and Unified Financial Securities, Inc.- Previously filed as Exhibit 23E to Pre-Effective Amendment # 2 to Form N-1A on September 24, 2003 and incorporated herein by reference.

      (f)   Bonus or Profit Sharing Contracts-- None

      (g) Custodian Agreements-- Form of Custody Agreement between Registrant and Huntington National Bank- Previously filed as Exhibit 23G to Pre-Effective Amendment # 2 to Form N-1A on September 24, 2003 and incorporated herein by reference.

      (h)   Other Material Contracts--

            1. Form of Transfer Agency, Fund Accounting and Fund Administration Agreement between Registrant and Unified Fund Services, Inc.- Previously filed as Exhibit 23H(1) to Pre-Effective Amendment # 2 to Form N-1A on September 24, 2003 and incorporated herein by reference.

            2.    Form of Limited Power of Attorney of Thomas W. Laming, James
                  R. Mc Bride, P. Bradley Adams, Robert C. Klemkosky and Terry Matlack- Previously filed as Exhibit 23H(2) to Pre-Effective Amendment # 2 to Form N-1A on September 24, 2003 and incorporated herein by reference.

            3. Form of Expense Recovery Agreement between Registrant and TrendStar Advisors, LLC Previously filed as Exhibit 23H(3) to Pre-Effective Amendment # 3 to Form N-1A on October 7, 2003 and incorporated herein by reference.

            4.    Form of Limited Power of Attorney of Thomas W. Laming, James
                  R. Mc Bride, P. Bradley Adams, Robert C. Klemkosky and Terry Matlack - Previously filed as Exhibit 22H(4) to Post-Effective Amendment # 1 to Form N-1A on December 16, 2004 and incorporated herein by reference.

            5. Form of Limited Power of Attorney of Kim Wilcox- Filed herein as Exhibit 23H(5).

            6. Form of Administrative Services Agreement between the Trust and TrendStar Advisors, LLC, dated August 1, 2005- Filed herein as Exhibit 23H(6)

      (i) Legal Opinion & Consent-- Legal Opinion and Consent of David Jones & Assoc., P.C.- Previously filed as Exhibit 23I to Pre-Effective Amendment # 2 to Form N-1A on September 24, 2003 and incorporated herein by reference.

      (j)   Other Opinions-- Consent of Cohen McCurdy, Ltd. is filed herein as
            Exhibit 23J.

      (k)   Omitted Financial Statements-- None

      (l) Initial Capital Agreements-- Form of Subscription Agreement between Registrant and Thomas W. Laming- Previously filed as Exhibit 23L to Pre-Effective Amendment # 2 to Form N-1A on September 24, 2003 and incorporated herein by reference.

      (m) Rule 12b-1 Plan-- Previously filed as Exhibit 23M to Pre-Effective Amendment # 1 of Form N-1A on September 3, 2003 and incorporated herein by reference

      (n)   Rule 18f-3 Plan-- None

      (o)   Reserved-- Not Applicable

      (p)   Codes of Ethics--

            1. Form of Code of Ethics of Registrant and TrendStar Advisors, LLC- Previously filed as Exhibit 23P to Pre-Effective Amendment # 2 to Form N-1A on September 24, 2003 and incorporated herein by reference.

            2. Amended Code of Ethics of Registrant and TrendStar Advisors, LLC, dated May 10, 2004-- Previously filed as Exhibit 22P(2) to Post-Effective Amendment # 1 to Form N-1A on December 16, 2004 and incorporated herein by reference.

ITEM 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Fund.

ITEM 25 - INDEMNIFICATION

(a) General - The Trust's Agreement and Declaration of Trust and By-Laws provide that to the fullest extent permitted by Delaware and federal statutory and decisional law, as amended or interpreted, no Trustee or officer of the Trust shall be personally liable to the Trust or the holders of shares for money damages for breach of fiduciary duty as a Trustee and each Trustee and officer shall be indemnified by the Trust; provided, however, that nothing herein shall be deemed to protect any Trustee or officer against any liability to the Trust or the holders of shares to which such Trustee or officer would otherwise be subject by reason of breach of the Trustee's or officer's duty of loyalty to the Trust or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the Trustee derived any improper personal benefit.

The By-Laws of the Trust provide that the Trust shall indemnify to the fullest extent required or permitted under Delaware law or the 1940 Act, as either may be amended from time to time, any individual who is a Trustee or officer of the Trust and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such Trustee or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Delaware law or the 1940 Act.

(b) Disabling Conduct - No Trustee or officer shall be protected against any liability to the Trust or its shareholders if such Trustee or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

(c) Standard of Conduct - The Trust may not indemnify any Trustee if it is proved that: (1) the act or omission of the Trustee was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the Trustee actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the Trustee had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Delaware law unless authorized for a specific proceeding after a determination has been made, in accordance with Delaware law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification - A Trustee or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the Trustee or officer in connection with the Proceeding. In addition, under Delaware law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment - The Trust may pay any reasonable expenses so incurred by any Trustee or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under law. Such advance payment of expenses shall be made only upon the undertaking by such Trustee or officer to repay the advance unless it is ultimately determined that such Trustee or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the Trustee or officer to be indemnified provides a security for his undertaking; (2) the Trust shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of Trustees who are neither interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance - To the fullest extent permitted by law and the 1940 Act, the Trust may purchase and maintain insurance on behalf of any officer or Trustee of the Trust, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Trust would have the power to indemnify him or her against such liability.

ITEM 26 - BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See the Prospectus, generally and the Statement of Additional Information section entitled "Trustees and Officers" for the activities and affiliations of the officers and directors of the Investment Advisor to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisor currently also serves as investment advisor to the Quaker Investment Trust, a registered open-end management investment company.

ITEM 27 - PRINCIPAL UNDERWRITER

Unified Financial Securities, Inc. (the "Underwriter"), 431 N. Pennsylvania Street, Indianapolis, IN 46204, is underwriter and distributor for Registrant. As such, the Underwriter offers shares of the Funds only upon orders received hereto. The Trust continuously offers shares.

(a) Underwriter also serves as underwriter or distributor for the following investment companies which are not affiliated with Registrant:

API Funds
Dividend Growth Advisors
Weldon Funds
The Sparrow Funds
Unified Series Trust

(b)   Principal Officers of the Underwriter:

------------------------------------------------------------------------------------------------------------
                                      Positions & Offices with the            Positions and Offices with the
Name & Principal Business Address             Underwriter                                 Trust
------------------------------------------------------------------------------------------------------------

Gregory Drose                         President & Secretary                               None
------------------------------------------------------------------------------------------------------------

Terrence P. Gallagher                 Chief Compliance Officer                            None
------------------------------------------------------------------------------------------------------------
                                      Senior VP, Secretary Treasurer,
Steven Highsmith, Jr.                 & Sole Director                                     None
------------------------------------------------------------------------------------------------------------

(c)   Not applicable

ITEM 28 - LOCATION OF ACCOUNTS AND RECORDS

All account books and records not normally held by the Custodian to the Registrant are held by the Registrant, in the offices of Unified Fund Services, Inc., Fund Accountant, Administrator, and Transfer Agent to the Registrant, or by the Investment Advisor to the Registrant, TrendStar Advisors, LLC.

ITEM 29 - MANAGEMENT SERVICES

The substantive provisions of the Fund Accounting, Dividend Disbursing &Transfer Agent and Administration Agreement, as amended, between the Registrant and Unified Fund Services, Inc. are discussed in Part B hereof.

ITEM 30 - UNDERTAKINGS

The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940. Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Post-Effective Amendment # 1 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, hereunto duly authorized in Overland Park, KS on the 27th day of January, 2006.

                           TRENDSTAR INVESTMENT TRUST




                                /s/ Thomas W. Laming*
                                ---------------------
                                By: THOMAS W. LAMING
                                President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:




/s/ Thomas W. Laming*                                  January 27, 2006
-------------------------------------
THOMAS W. LAMING, TRUSTEE, PRESIDENT


/s/ James McBride*                                     January 27, 2006
-------------------------------------
JAMES MCBRIDE, TRUSTEE, TREASURER



/s/ P. Bradley Adams*                                  January 27, 2006
-------------------------------------
P. BRADLEY ADAMS, TRUSTEE



/s/ Robert C. Klemkosky*                               January 27, 2006
------------------------------------
ROBERT C. KLEMKOSKY, TRUSTEE



/s/ Kim Wilcox *                                       January 27, 2006
------------------------------------
KIM WILCOX, TRUSTEE



*  By David D. Jones, Esq., pursuant to Limited Power of Attorney.

Exhibit Index

23D(2)-    Form of Amended Investment Advisory Agreement, dated August 1, 2005.
23H(5)-    Form of Limited Power of Attorney of Kim Wilcox.
23H(6)-    Form of Administrative Services Agreement, dated August 1, 2005.
23J-       Consent of Cohen McCurdy, Ltd.
--------------------------------------------------------------------------------